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                                                                  Exhibit 10.14I

                         SEVENTH AMENDMENT AND WAIVER
                         ----------------------------

          SEVENTH AMENDMENT AND WAIVER (this "Amendment"), dated as of October
                                              ---------
20, 1999, to the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as previously amended, and as the same is being and may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PAMECO CORPORATION, a Georgia corporation (the
-----------------
"Company"), the lenders parties thereto (together with their respective
--------
successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL
                                       -------
CORPORATION, a New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                                                         -----

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of, and grant a certain waiver with respect to, the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Agent and the Lenders have agreed to such amendments and waiver only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit Agreement are used
               -------------
herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.   Amendment of Credit Agreement.
               -----------------------------

               (a)  Amendment of Section 1.1. Section 1.1 is hereby amended by:
                    ------------------------

               (i) deleting the definitions of "Borrowing Base Certificate" and "Interest Payment Date" and substituting therefor the following:

               "Borrowing Base Certificate" shall mean either a Monthly
                --------------------------
          Borrowing Base Certificate, a Weekly Borrowing Base Certificate or a Daily Borrowing Base Certificate, as applicable.

               "Interest Payment Date" shall mean (a) as to any Index Rate
                ---------------------
          Loan, Swingline Loan or Revolving Credit Loan, the first Business Day of each month to occur while such Loan is outstanding (b) as to any Eurodollar Loan (other than a Swingline Loan), one Business Day after the last day of the Interest Period for such Loan.

               (ii) adding the following new defined term "Daily Borrowing Base Certificate" (in alphabetical order):
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               "Daily Borrowing Base Certificate" shall mean a certificate
                --------------------------------
          substantially in the form of Exhibit B-3, delivered pursuant to subsection 9.2(h).

          (b)  Amendment of Section 3.3.  Section 3.3 is hereby amended by
               ------------------------
          deleting the last sentence thereof and substituting therefor the following:

          "The Agent shall then make such borrowing available to the Company after 2:00 p.m., New York City time, on the Borrowing Date by wiring to a financial institution designated by the Company the aggregate of the amounts made available to the Agent by the Revolving Credit Lenders and in like funds as received by the Agent.

          (c)  Amendment of Section 9.2. Section 9.2 is hereby amended by adding
               -------------------------
          the following paragraphs thereto:

               (h) on each Business Day, no later than 11:30 a.m., New York City time, a Daily Borrowing Base Certificate for the previous day's activity in the form attached hereto as Exhibit B-3, which
                                                             -----------
               certificate shall be true and accurate as of the date thereof.

               (i) on each Business Day, no later than 11:30 a.m., New York City time, a certificate of the chief financial officer of the Company in the form attached hereto as Exhibit I, which
                                                      ---------
               certificate shall be true and accurate as of the date thereof.

               (j) on each Business Day, no later than 11:30 a.m., New York City time, daily perpetual reports of Inventory and a daily reconciliation of Inventory from perpetual to general ledger in the form attached hereto as Exhibit J.
                                           ---------

          (c)  Amendment of Section 11. Section 11 is hereby amended by deleting
               -----------------------
          paragraph (e) in its entirety and substituting therefor the following:

               (e)  Other Covenants.  (i) Default by any Loan Party in the
                    ---------------
               observance or performance of any agreement contained in Section
               9.1 or 9.2 and the continuance of such default unremedied for a period of 2 Business Days or (ii) default by any Loan Party in the observance or performance of any other agreement contained in this Agreement or any other Loan Document to which it is a party (other than as provided in paragraphs (a), (b), (c), (d) or (e)(i) of this Section 11) and the continuance of such default unremedied for a period of 10 days; or

          3.   Waiver.  The Agent and the Lenders hereby waive the Event of
               ------
Default arising under Section 11(c) of the Credit Agreement caused solely by the Company's failure to comply with subsections (a), (b), (c), (d) and (e) of
Schedule 10.8 to the Credit Agreement for the fiscal months ended August 31, 1999 and September 30, 1999. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent,

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waiver or other modification with respect to any other term, condition or other provisions of any Loan Document or any other Default or Event of Default now or hereafter existing.

          4.   Conditions to Effectiveness.  This Amendment shall become
               ---------------------------
effective (the actual date of such effectiveness, the "Seventh Amendment
                                                       -----------------
Effective Date") as of the date first above written when:
--------------

               (a) This Amendment shall have been duly executed and delivered by each of the parties hereto.

               (b) An initial Daily Borrowing Base Certificate, dated the Seventh Amendment Effective Date, shall have been duly executed and delivered by the Company.

               (c) A certificate of the chief financial officer of the Company, dated the Seventh Amendment Effective Date, in the form of Exhibit I hereto
                                                                ---------
     shall have been duly executed and delivered by the Company.

               (d) The Acknowledgment and Consent dated as of the date hereof by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto.

               (e) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Seventh Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Loan Party authorizing, as applicable, the execution, delivery and performance of this Amendment, the Acknowledgment and Consent attached hereto and related matters, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Seventh Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

               (f) The Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Seventh Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          5.   Company Representations and Warranties.  The Company represents
               --------------------------------------
and warrants that:

               (a) Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company.

               (b)  Each of the representations and warranties set forth in
     Section 7 of the Credit Agreement are true and correct as of the Seventh Amendment Effective Date;

     provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment.

               (c) After giving effect to this Amendment, there does not exist any Default or Event of Default.

          6.   Acknowledgement.  The Company further acknowledges and agrees
               ---------------
that: (i) the Company ratifies and reaffirms all of the terms and conditions of the Loan Documents, including its liability for the Obligations as defined therein; and (ii) the parties have not entered into a mutual disregard of the terms and provisions of the Loan Documents (including through the execution of this Amendment) or engaged in any course of dealing in variance with the terms and provisions of the Loan Documents, within the meaning of any applicable law of the State of New York or otherwise.

               In order to induce the Agent and the Lenders to execute, deliver and perform this Amendment, the Company represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Company may have, or claim to have, against the Agent and the Lenders, and the Company hereby releases, acquit and forever discharges the Agent and the Lenders and their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any an all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that the Company may have, or claim to have, against each of the Released Parties from the beginning of time until and through the dates of execution and delivery of this Amendment.

          7.   Continuing Effect.  Except as expressly waived hereby, the Credit
               -----------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          8.   Expenses.  The Company agrees to pay and reimburse the Agent for
               --------
all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

          9.   Counterparts.  This Amendment may be executed on any number of
               ------------
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                           [signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Seventh
Amendment and Waiver to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO CORPORATION


                              By: _________________________
                              Title: ______________________


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Agent and as a Lender


                              By: _________________________
                              Title:  Duly Authorized Signatory


                              WACHOVIA BANK, N.A.


                              By: _________________________
                              Title: ______________________


                              NATIONSBANK, N.A.

                              By: _________________________
                              Title: ______________________


                              SUNTRUST BANK, ATLANTA


                              By: _________________________
                              Title: ______________________



                              By: _________________________
                              Title: ______________________

                          ACKNOWLEDGMENT AND CONSENT

          ACKNOWLEDGMENT AND CONSENT (this "Acknowledgment and Consent"), dated
                                            --------------------------
as of October ___, 1999, to the documents listed on Schedule 1 hereto (the "Documents") made by each of the signatories hereto (each a "Grantor"), in favor
----------                                                   -------
of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time
                    -----                         -------
parties to the Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H

          WHEREAS, Pameco Corporation (the "Company"), the Lenders and the Agent
                                            -------
entered into the Amended and Restated Credit Agreement dated as of March 10, 1998 (as previously amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Amended and Restated
                                                           --------------------
Credit Agreement"); and
----------------

          WHEREAS, to secure and guarantee the obligations of the Company under the Amended and Restated Credit Agreement, each Grantor entered into Documents to which it is a party; and

          WHEREAS, the Amended and Restated Credit Agreement was amended on the date hereof pursuant to the Seventh Amendment and Waiver, dated as of this date, among the Company, the Lenders and the Agent (the "Amendment"; the Amended and
                                                   ---------
Restated Credit Agreement as amended by the Amendment, the "Amended Agreement");
                                                            -----------------
and

          WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Grantor execute and deliver this Acknowledgment and Consent to confirm that the security interests granted under the Documents secure the Obligations of the Company under the Amended Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, each Grantor and the Agent hereby agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms which are
               -------------
defined in the Amended and Restated Credit Agreement and used herein are so used as so defined.

          2.   Representations and Warranties.  Each Grantor represents and
               ------------------------------
warrants that upon the execution and delivery of this Acknowledgment and Consent, the Documents, as acknowledged and consented to hereby, shall constitute a valid and continuing lien on and, to the extent provided therein, perfected security interest in, the collateral referred to in the Documents, as acknowledged and consented to hereby, in favor of the Agent for the ratable benefit of the Lenders.

          3.   Acknowledgment and Consent.  Each Grantor hereby:
               --------------------------

               (a) acknowledges and consents to the execution, delivery and performance of (i) the Amendment and (ii) all of the documents and transactions contemplated thereby;

               (b) agrees that such execution, delivery and performance shall not in any way affect such Grantor's obligations under any Loan Document (as defined in the Amended Agreement) to which such Grantor is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim; and

               (c) grants to the Agent, for the ratable benefit of the Lenders, and pursuant to the terms and conditions of the Documents a continuing lien on and security interest in all collateral described in the Documents as security for the Obligations (as defined in the Amended Agreement).

          4.   Miscellaneous.
               -------------

               (a) This Acknowledgment and Consent may be executed in any number of separate counterparts, and all of said counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Acknowledgment and Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent.

               (b) This Acknowledgment and Consent shall become effective when executed by each Grantor and the Agent.

               (c) THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be executed and delivered by their respective duly authorized officers as of the date first written above.

                              PAMECO CORPORATION

                              By: _____________________________

                              Name: __________________________

                              Title: ___________________________

                              PAMECO INVESTMENT COMPANY, INC.

                              By: _____________________________

                              Name: __________________________

                              Title: ___________________________
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                                                                   Schedule 1 to
                                                                   -------------
                                                      Acknowledgment and Consent
                                                      --------------------------

                                   DOCUMENTS

     The Company Security Agreement dated as of March 19, 1992 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Pledge Agreement dated as of April 29, 1996 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Intercreditor Agreement dated as of April 29, 1996 among Pameco Corporation, Pameco Securitization Corporation, Redwood Receivables Corporation and General Electric Capital Corporation

     The Pledge Agreement dated as of December 1, 1997 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Guarantee dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Trademark Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent